UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2026

LIONHEART HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42135	98-1778167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 W Cypress Creek Road, Suite 500

Fort Lauderdale, Florida 33309

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 573-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CUBWU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CUB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CUBWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed by Lionheart Holdings (the “Company”), the Company held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), at which the Company’s shareholders approved a proposal to amend the Company’s Amended and Restated Articles of Association to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities from June 20, 2026 to March 20, 2027 (the “Extension Amendment”).

In connection with the Extraordinary General Meeting and the Extension Amendment, the Company entered into certain non-redemption agreements (the “Non-Redemption Agreements”) with unaffiliated institutional investors (the “Holders”), in exchange for the Holders agreeing either not to request redemption, or to reverse any previously submitted redemption demand with respect to an aggregate of 15,879,072 Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) held by the Holders. In consideration of the foregoing agreement, the Company shall issue to the Holders an aggregate of 3,175,814 additional Class A Ordinary Shares (the “New Shares”) substantially concurrently with or immediately after, the closing of an initial business combination. The Holders will be entitled to the same registration rights set forth in that certain Registration Rights Agreement, dated as of June 17, 2024, among the Company and the other parties thereto, in respect of all the New Shares held by the Holders. The Company did not enter into any non-redemption agreements with the Holders and Lionheart Sponsor, LLC, the Company’s sponsor, as the Company disclosed it intended to do in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 10, 2026.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed herein as Exhibit 10.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On June 22, 2026, the Company filed the Extension Amendment with the Cayman Islands Registrar of Companies. The terms of the Extension Amendment are incorporated herein by reference. A copy of the Extension Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Extension Amendment
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONHEART HOLDINGS

Date: June 22, 2026	By:	/s/ Paul Rapisarda
		Name:	Paul Rapisarda
		Title:	Chief Financial Officer

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